IRON STRATEGIC INCOME FUND
Schedule of Investments	December 31, 2020
(Unaudited)
Corporate Bonds – 45.63%	Principal Amount	Fair Value
Communications – 11.76%
CenturyLink, Inc., 5.80%, 3/15/2022	$500,000	$ 522,188
Hughes Satellite Systems Corp., 7.63%, 6/15/2021	500,000	513,125
Netflix, Inc., 5.50%, 2/15/2022	500,000	524,063
Sirius XM Radio, Inc., 3.88%, 8/1/2022 (a)	500,000	508,125
Sprint Corp., 7.88%, 9/15/2023	500,000	579,525
Sprint Corp., 7.25%, 9/15/2021	500,000	520,875
T-Mobile USA, Inc., 4.00%, 4/15/2022	500,000	517,182
Townsquare Media, Inc., 6.50%, 4/1/2023 (a)	500,000	510,622
		4,195,705
Consumer Discretionary – 4.45%
Choice Hotels International, Inc., 5.75%, 7/1/2022	500,000	532,926
TRI Pointe Group, Inc., 5.88%, 6/15/2024	500,000	547,312
YUM! Brands, Inc., 3.75%, 11/1/2021	500,000	506,812
		1,587,050
Consumer Staples – 1.45%
B&G Foods, Inc., 5.25%, 4/1/2025	500,000	516,750

Energy – 4.35%
Murphy Oil Corp., 4.95%, 12/1/2022 (b)	500,000	509,058
Ovintiv Exploration Inc., 5.75%, 1/30/2022	500,000	519,461
Southwest Energy Co., 6.20%, 1/23/2025 (b)	500,000	520,937
		1,549,456
Financials – 1.48%
Radian Group, Inc., 4.50%, 10/1/2024	500,000	528,750

Health Care – 1.41%
Encompass Health Corp., 5.13%, 3/15/2023	500,000	502,553

Industrials – 5.90%
Great Lakes Dredge & Dock Corp., 8.00%, 5/15/2022	500,000	514,547
Meritor, Inc., 6.25%, 2/15/2024	193,000	197,443
Terex Corp., 5.63%, 2/1/2025 (a)	500,000	516,000
WESCO Distribution, Inc., 5.38%, 12/15/2021	500,000	500,550

IRON STRATEGIC INCOME FUND
Schedule of Investments (continued)	December 31, 2020
(Unaudited)
Corporate Bonds (continued)	Principal Amount	Fair Value
Industrials (continued)
XPO Logistics, Inc., 6.50%, 6/15/2022 (a)	$375,000	$ 376,922
		2,105,462
Materials – 5.83%
Allegheny Technologies Inc., 7.88%, 8/15/2023	500,000	548,472
Freeport-McMoRan, Inc., 3.55%, 3/1/2022	500,000	509,863
Louisiana-Pacific Corp., 4.88%, 9/15/2024	500,000	513,438
Mercer International, Inc., 6.50%, 2/1/2024 (c)	500,000	508,125
		2,079,898
Real Estate – 4.14%
CoreCivic, Inc., 4.63%, 5/1/2023	500,000	482,500
GEO Group, Inc. (The), 5.88%, 1/15/2022	1,000,000	995,485
		1,477,985
Technology – 4.86%
Donnelley Financial Solutions, Inc., 8.25%, 10/15/2024	500,000	531,823
Nielsen Finance LLC, 5.00%, 4/15/2022 (a)	178,000	178,646
NortonLifeLock, Inc., 5.00%, 4/15/2025 (a)	500,000	511,250
Pitney Bowes, Inc., 4.63%, 10/1/2021 (b)	500,000	510,157
		1,731,876
TOTAL CORPORATE BONDS (Cost $15,865,508)		16,275,485
Exchange-Traded Funds – 51.89%	Shares
iShares Broad USD High Yield Corporate Bond ETF	21,900	903,594
Xtrackers USD High Yield Corporate Bond ETF	351,525	17,607,888
TOTAL EXCHANGE-TRADED FUNDS (Cost $18,132,815)		18,511,482
Money Market Funds – 1.92%(d)
Federated Hermes Treasury Obligations Fund – Institutional Shares, 0.01%	170,996	170,996
Fidelity Institutional Money Market Treasury Only – Class I, 0.01%	170,996	170,996
First American Treasury Obligations Fund – Class Z, 0.03%	170,997	170,997

IRON STRATEGIC INCOME FUND
Schedule of Investments (continued)	December 31, 2020
(Unaudited)
Money Market Funds (continued)	Shares	Fair Value
Wells Fargo Treasury Plus Money Market Fund – Class I, 0.01%	170,996	170,996
TOTAL MONEY MARKET FUNDS (Cost $683,985)		683,985
TOTAL INVESTMENTS — 99.44% (Cost $34,682,308)		35,470,952
Other Assets in Excess of Liabilities — 0.56%		201,442
NET ASSETS - 100.00%		$ 35,672,394

(a)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total fair value of these securities as December 31, 2020 was $2,601,565, representing 7.30% of net assets.
(b)	Step bond. Coupon rate is fixed rate that changes on a specified date. The rate shown is the current rate at December 31, 2020.
(c)	Foreign corporate bond denominated in U.S. dollars.
(d)	Rate disclosed is the seven day effective yield as of December 31, 2020.

As of December 31, 2020, the net unrealized appreciation (depreciation) of investments for federal income tax

Gross unrealized appreciation	$423,209
Gross unrealized depreciation	(28,810)
Net unrealized appreciation/(depreciation) on investments	$394,399
Tax cost of investments	$35,076,553

IRON Funds

Related Notes to the Schedule of Investments

December 31, 2020

(Unaudited)

The IRON Strategic Income Fund (the “Fund”) is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized using the effective interest method, if applicable.

Securities Valuation and Fair Value Measurements – The Fund values its portfolio securities at fair value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open for business. Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

·	Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date
·	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
·	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange-traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. When using the market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with policies established by and under the general supervision of the Board of Trustees (the “Board”). Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (“NAV”). These securities are categorized as Level 1 securities. In the event that the ending NAV for a mutual fund is unavailable at the end of day pricing time, the Adviser may, in accordance with the Trust’s valuation policies, consider all appropriate factors in determining the fair value of the mutual fund. In such cases, the security will generally be categorized as a Level 2 security.

Debt securities are valued by using the mean between the closing bid and ask prices provided by a pricing service. If the closing bid and ask prices are not readily available, the pricing service may provide a price determined by a matrix pricing method. Matrix pricing is a mathematical technique used to value fixed income securities without relying exclusively on quoted prices. Matrix pricing takes into consideration recent transactions, yield, liquidity, risk, credit quality, coupon, maturity, type of issue and any other factors or market data the pricing service deems relevant for the actual security being priced and for other securities with similar characteristics. These securities will generally be categorized as Level 2 securities. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities or when prices are not readily available from a pricing service, securities are valued at fair value as determined by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. These securities will generally be categorized as Level 3 securities.

In accordance with the Unified Series Trust’s valuation policies, IRON Financial, LLC (the “Adviser”) is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Adviser would be the amount that the Fund might reasonably expect to receive upon the current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

The following is a summary of the inputs used in valuing the Fund’s investments as of December 31, 2020:

	Valuation inputs
Assets	Level 1		Level 2		Level 3		Total
Corporate Bonds(a)	$-		$16,275,485		$-		$16,275,485
Exchange-Traded Funds	18,511,482		-		-		18,511,482
Money Market Funds	683,985		-		-		683,985
Total	$19,195,467	$-	$16,275,485	$-	$-	$-	$35,470,952

(a) See schedule of investments for sector classifications.

The Fund did not hold any investments during the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.